SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2003

SERVICE CORPORATION INTERNATIONAL (Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission file number)	74-1488375 (I. R. S. employer identification number)

1929 Allen Parkway, Houston, Texas (Address of principal executive offices)	77019 (Zip code)

Registrant’s telephone numbers, including area code — (713) 522-5141

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release, dated December 2, 2003, issued by Service Corporation International
99.2	Merrill Lynch Health Services Conference presentation slides, dated December 3, 2003

Item 9. Regulation FD Disclosure

On December 2, 2003, Service Corporation International (SCI) issued a press release indicating its intention to participate in the Merrill Lynch Health Services Equity Conference in New York, New York, on December 3, 2003. In conjunction with this investor presentation, SCI intends to discuss its new management structure and relevant factors that highlight the sustainability of the Company’s operating and free cash flow.

The December 2, 2003 press release is furnished as Exhibit 99.1 to this Form 8-K. In addition, the presentation slides for the Merrill Lynch Conference are furnished as Exhibit 99.2 to this Form 8-K.

The information in this Current Report on Form 8-K, including the exhibits, is being furnished pursuant to Regulation FD and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 2, 2003	SERVICE CORPORATION INTERNATIONAL

By:	/s/ Eric D. Tanzberger Eric D. Tanzberger Vice President and Corporate Controller

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Exhibit Index

Exhibit	Number Description

99.1	Press release, dated December 2, 2003, issued by Service Corporation International

99.2	Merrill Lynch Health Services Conference presentation slides dated December 3, 2003

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